UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

November 4, 2009

DIGITALFX INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other Jurisdiction of Incorporation or Organization)

1-33667 (Commission File Number)		65-0358792 (IRS Employer Identification No.)
3035 East Patrick Lane Suite #9 Las Vegas, NV 89120 (Address of Principal Executive Offices and zip code)

702-938-9300
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 9, 2009, the Registrant intends to file a Form 15 to deregister its common stock with the Securities and Exchange Commission.  While the effect of the Form 15 will be to suspend the Registrant’s obligation to file reports under the Securities Exchange Act of 1934, as amended, the Registrant’s common stock will continue to be quoted on an electronic over the counter market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalFX International, Inc.

Date: November 4, 2009	By:	/s/ Abraham Sofer
Abraham Sofer
President